UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2024
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KEARNY FINANCIAL CORP.
(Exact name of Registrant as Specified in Its Charter)
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Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue Fairfield, New Jersey		07004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 244-4500
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operation and Financial Condition
On July 25, 2024, Kearny Financial Corp. (the “Company”), the holding company for Kearny Bank, issued a press release reporting its financial results for the period ended June 30, 2024.
A copy of the press release announcing the results is included as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 7.01    Regulation FD Disclosure
On July 25, 2024, the Company released a slide presentation that will be used in upcoming meetings with potential investors and current shareholders of the Company.

A copy of the slide presentation that will be used in the Company’s presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K. The information included in this Current Report pursuant to this Item 7.01 is being furnished to, and not filed with, the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01    Other Events
On July 25, 2024, the Company’s Board of Directors announced a quarterly cash dividend of $0.11 per share, payable on August 26, 2024, to stockholders of record as of August 12, 2024.
Item 9.01    Financial Statements and Exhibits
(a)Financial Statements of Business Acquired. Not applicable.
(b)Pro Forma Financial Information. Not applicable.
(c)Shell Company Transaction. Not applicable.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release dated July 25, 2024.
99.2	Kearny Financial Corp. investor presentation dated July 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEARNY FINANCIAL CORP.

Date: July 25, 2024	By:	/s/ Keith Suchodolski
Keith Suchodolski
Senior Executive Vice President and Chief Operating Officer